UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                        Pursuant to Section 13 OR 15(d)
                  of the Securities and Exchange Act of 1934


                                 October 3, 2003
                                ----------------
                                 Date of Report



                               ENVIROKARE TECH INC
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)



                                     Nevada
                 ----------------------------------------------
                 (State or Other Jurisdiction of Incorporation)



       000-26095                                           88-0412549
-----------------------                        ---------------------------------
(Commission File Number)                       (IRS Employer Identification No.)



             5850 T.G. Lee Blvd, Suite 535, Orlando, Florida 89120
             ------------------------------------------------------
               (address of Principal Executive Offices)(Zip Code)


                                 (407) 856-8882
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
         -------------------------------------------------------------
         (Former Name or Former Address, if Changed since last Report)

Item 5.  Other Events:

1. The Company entered into an Amendment ("Amendment") signed the 28th day of September, 2003, amending that certain License Agreement ("Agreement") entered into on the 30th day of March, 2001 between Thermoplastic Composite Designs, Inc., a Florida corporation ("Licensor"), having a business address of 7400 State Road, #46, Mims, Florida 32754, and Envirokare Composite Corp., a Delaware corporation, ("Licensee"). This Amendment provides for the extension of the term of the exclusive agreement to and including March 20, 2005. All provisions are contained in the Amendment which is attached as a Material Contract

2. The Company has entered into an Amendment ("Amendment") signed September 28, 2003 to that certain Merger Agreement dated March 30, 2001 ("Agreement"), by and among, Envirokare Tech, Inc., a Nevada corporation ("Parent"), and Envirokare Composite Corp., a Delaware corporation and wholly owned subsidiary of Parent ("Merger Sub"), on the one hand, and Thermoplastic Composite Designs, Inc., a Florida corporation ("TCD"), Dale Polk, Sr., an individual ("Polk Sr."), and Dale Polk, Jr., an individual ("Polk Jr.") and, together with Polk Sr., the ("Shareholders"), on the other hand. This Amendment provides for the extension of the term of the Merger Agreement to and including March 1, 2005. A provision was added which permits TCD to incur debt in an amount greater than originally provided, for the purposes of capital improvements. An additional provision was added which limited the debt Envirokare could carry forward at the time of closing except for debt related to capital expenditures. All provisions are contained in the Amendment which is attached as a Material Contract.


c) Exhibits

Exhibit No.    Description of Document
----------     ------------------------

10.12 Amendment signed the 28th day of September, 2003, amending that certain License Agreement entered into on the 30th day of March, 2001 between Thermoplastic Composite Designs, Inc., a Florida corporation, having a business address of 7400 State Road, #46, Mims, Florida 32754, and Envirokare Composite Corp., a Delaware corporation.


10.13 Amendment signed September 28, 2003 to that certain Merger Agreement dated March 30, 2001, by and among, Envirokare Tech, Inc., a Nevada corporation, and Envirokare Composite Corp., a Delaware corporation and wholly owned subsidiary of Parent, on the one hand, and Thermoplastic Composite Designs, Inc., a Florida corporation, Dale Polk, Sr., an individual, and Dale Polk, Jr., an individual and, together with Polk Sr., the Shareholders.

                                   SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:  October 3, 2003                  Envirokare Tech Inc


                                        /s/ George Kazantzis
                                        ------------------------------
                                        George Kazantzis, COO